                               POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of Brad Marshall, Steve
Kuppenheimer, Robert Busch and Marisa J. Beeney with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee and/or officer of
Blackstone Private Credit Fund, (i) the registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the United States Securities and Exchange Commission pursuant to the
Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable or
(ii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the United States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS HEREOF I have executed this instrument as of the 25th day of August,
2020

----------------------------------------  Trustee, Chief Executive Officer
Brad Marshall

----------------------------------------  Trustee
Daniel H. Smith, Jr.

----------------------------------------  Chief Financial Officer
Steve Kuppenheimer

/s/ Robert Busch                          Chief Accounting Officer and Treasurer
----------------------------------------
Robert Busch

----------------------------------------  Chief Compliance Officer, Chief Legal
Marisa J. Beeney                          Officer and Secretary

----------------------------------------  Trustee
Robert Bass

----------------------------------------  Trustee
Tracy Collins

----------------------------------------  Trustee
Vicki L. Fuller